Branch Sales and Consolidations	12 Months Ended
Dec. 31, 2014
Text Block [Abstract]
Branch Sales and Consolidations

3. BRANCH SALES AND CONSOLIDATIONS

On July 2, 2014 the Company entered into a Purchase and Assumption Agreement (the “Purchase Agreement”) with Sturdy Savings Bank, pursuant to which the Bank agreed to sell certain assets and certain liabilities relating to seven branch offices in and around Cape May County, New Jersey. The Purchase Agreement provides for a purchase price equal to the sum of a deposit premium of 8.765% of the average daily closing balance of deposits for the 31 days prior to the closing date, the Company’s carrying value of loans identified and approved by both parties, the aggregate amount of cash on hand and accrued interest on the loans acquired.

The Purchase Agreement contains certain customary representations, warranties, indemnities and covenants of the parties, The transaction closed on March 6, 2015 resulting in the sale of approximately $153 million in deposits, $64 million in loans, $4 million of fixed assets and $1 million of cash. The transaction resulted in a net cash payment of approximately $75 million by the Company to Sturdy Savings Bank. After transaction costs, the net gain on the branch sale transaction recorded by Company in the first quarter of 2015 will be approximately $9.2 million. The following summarizes the branch assets and liabilities classified as held-for-sale at December 31, 2014 related to the Purchase Agreement:

Assets:
Cash	$1,064
Loans held-for-sale	63,965
Properties and equipment, net	4,035

Total branch assets held-for-sale	$69,064

Liabilities:
Deposits held-for-sale	$183,395

During 2014, the Company closed four leased branch offices. The Company recognized $293 thousand in expenses as a result of these closures. During 2013, the Company consolidated three leased branch offices into one existing branch office. The Company recognized $439 thousand in expenses as a result of this consolidation. During 2012, the Company consolidated three owned branch offices and one leased branch office into existing branch offices. As a result of these 2012 consolidations, the Company added the three owned branch offices to the real estate owned portfolio in the amount of $1.4 million, which included a loss on the transfer of $236 thousand.